UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported) June 1, 2016

ULTRALIFE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-20852	16-1387013
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Technology Parkway, Newark, New York	14513
(Address of principal executive offices)	(Zip Code)

(315) 332-7100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 1, 2016, the Company held its 2016 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on each of the matters described below.

1. The Company’s shareholders elected six Directors, all of whom constitute the Company’s entire Board of Directors, to serve for a term of one year and until their successors are duly elected and qualified. The number of shares that (i) voted for the election of each Director, (ii) withheld authority to vote for each Director, and (iii) were broker non-votes, are set forth in the table below.

Director	For	Withheld	Broker Non-Votes

Steven M. Anderson	11,067,765	239,109	3,203,921
Michael D. Popielec	11,083,759	223,115	3,203,921
Thomas L. Saeli	11,085,965	220,909	3,203,921
Robert W. Shaw II	10,859,856	447,018	3,203,921
Ranjit C. Singh	11,084,055	222,819	3,203,921
Bradford T. Whitmore	10,967,216	339,658	3,203,921

2. The Company’s shareholders ratified the selection of the Company’s independent registered accounting firm as Freed Maxick CPA’s P.C. for 2016. The number of shares that (i) voted for the ratification of the accounting firm, (ii) voted against the ratification, and (iii) abstained from the vote, are set forth in the table below.

For	Against	Abstain

14,225,371	21,095	264,329

Item 8.01    Other Events.

Following the Annual Meeting, the newly elected Board of Directors met and took the actions described below.

Committee Assignment, Officer Positions and Board Compensation

The Board of Directors determined that the Committees of the Board of Directors be modified as follows: Robert W. Shaw II was named Chair of the Compensation and Management Committee and a member of the Corporate Development and Governance Committee and Ranjit C. Singh was named Chair of the Corporate Development and Governance Committee and a member of the Audit and Finance Committee. Previously, Mr. Shaw was Chair of the Corporate Development and Governance Committee and a member of the Audit and Finance Committee, and Mr. Singh was Chair of the Compensation and Management Committee and a member of the Corporate Development and Governance Committee. The Board also reaffirmed the Company’s Board Chair and Executive Officers. In addition, the Board of Directors determined that the amount of the Company’s compensation for each non-employee Director for July 1, 2016 through June 30, 2017 will be increased by $5,000 over the amounts for the period for July 1, 2015 through June 30, 2016.

Company’s Investor Presentation

Separately, management has posted a new investor presentation to the Investors section of the Company’s website, www.ultralifecorporation.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2016		ULTRALIFE CORPORATION

	By:	/s/ Philip A. Fain
Philip A. Fain
Chief Financial Officer and Treasurer